UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Lucent Technologies Inc.

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The following material was used by company employees and other advisors following the public announcement of the entry into a merger agreement by Lucent Technologies Inc. and Alcatel:

Lucent Technologies Analyst Breakfast CTIA April 6, 2006

Cindy Christy President, Network Solutions Group

Lucent and Alcatel: Enhancing Shareholder Value Compelling Strategic Rationale: Creating First True Global Communications Solutions Provider Deep customer relationships with every major service provider Industry leading R&D platforms Unparalleled ability to offer integrated end-to-end solutions Leader in converged networks Common Vision and Innovation Culture Enable Successful Execution Achieving Significant Synergies and Enhancing Financial Position Approx. €1.4 / $1.7 billion in annual pre-tax cost synergies within 3 years, with a substantial majority expected to be achieved in the first 2 years post closing Combined CY05 revenues of €21 / $25 billion, cash of €9 / $11 billion

Comprehensive R&D portfolio leveraging Bell Labs excellence A leading "end-to-end" communications solutions integrator A leader in major areas defining next generation networks A local partner in every region, yet with global reach Long term strategic partner Lucent and Alcatel: Compelling Benefits For Our Customers Strong Fit will Assure Continued Benefits and Growth in Customer Relationships

Lucent and Alcatel: Creating The Global Leader in Communications Solutions Leader in Converged Networks & Services* # 1worldwide in wireline* # 2 worldwide in services* Presence in all major carriers A leader in IPTV, NGN / IMS and 3G Spread Spectrum (CDMA & UMTS) Unique position in services & integration More diverse geographic mix * Share based on 4Q 2005 * Sources: Dell'Oro, Synergy, In-Stat, Dittberner, Telecom Services # 2 worldwide in mobility*

Wireline IMS & Multimedia Services Wireless IMS & Multimedia Services Enterprise TDM/IP Agnostic At Home Travelling In the Office Seamless Solutions NGN/IMS - Voice, Video, Data Lucent and Alcatel: Leading the IMS / Network Transformation SERVICES

Boundaries between Telecom, Media and Internet worlds are increasingly blurred Telecom Services Voicemail, Email, MMS*, IM, SMS, VoIP, etc. * MMS = Multimedia Services WAP = Wireless Access Protocol * PIM = Personal Information Management BCMC = Broadcast Multicast IMS Core Network IP Networks Web Services Web/WAP*, Email, Calendar, PIM*, On-line Transactions, Content Services, Gaming, etc. Broadcasting Services Video on Demand, Pay Per View, Wireless BCMC*, IPTV, Blogs, etc. IMS = Blending Services Across Multiple Delivery Platforms & Networks The Market Opportunity Blending of Telecom, Internet & Media

Lucent Primary Market Research: Mass Market, Converged Services, Active PhoneBook Enhanced Communication Experience Rich Media Sessions and Mixed Media Messaging Improve end-user experience by combining sessions and multimedia across all devices The ability to "know" when someone is actively available Ease of Use and Seamless Access Information sharing must be simple and secure Instantaneous, always available service access regardless of network or service provider Real time synchronization of contact updates / always available address book Single portal to launch services (click to launch) Discovering and using new services must be simple and intuitive Redefining the End User Experience iLocator Mobile TV Active Phone Book

Enabling New Sources of Revenue Leveraging the Network Unique Wireless Assets... Unique User Information Presence, location, content preferences Customizing the content format to meet the device capabilities Control over user experience Coverage and capacity End-to-end application optimization: latency & radio resource management Device management & control Leveraging The Network... IMS enabling personalization: Leveraging network intelligence and subscriber preferences to deliver unique, personalized, blended services IMS as central control point: Policy-based Bandwidth/QoS control spanning entire network Simplified intelligent edge: Low latency, highly scalable, "Flat IP" access to multimedia services Leveraging network intelligence and subscriber preferences to deliver unique, personalized, blended services

Lucent's Innovation Delivering on the End User Experience .... APPLICATIONS (voice, video, messaging, etc.) Wireline Wireless Consumers Business HSS DB Enhanced Service Broker Service Broker (SCIM) Personalization & QoS Policy based service interaction (Vortex) Dynamic End-to-end QoS Unified user profile (Datagrid) Seamless service interaction (Service Broker) Low Latency & High Scalability Flat IP architecture (BSR) Standard interfaces Optimized for low latency services Optimized for low cost deployments Lowest cost for broadband services BSR Internet IP PSTN BSR BSR

Michael Iandolo President & General Manager, Mobility Access Solutions

The Lucent Base Station Router Supports the Drive to All-IP Networks Transition to IP networks will accelerate as operators seek efficiency, flexibility and compelling applications Lucent's IMS solution optimizes the creation, delivery and interaction of IP services at the core of the network For access, the BSR optimizes the delivery of these services to the end user The BSR Extends IMS Services to the User BSR

Lucent BSR for CDMA2000 and UMTS:
Satisfying Growing Demand for Mobile Data

Challenge	Lucent BSR Solution
• Cumbersome end-to-end QoS ➢ *Impact: IP Voice Services*	• Flat architecture, licensed spectrum and end-to-end QoS support
• High latency ➢ *Impact: Service Experience*	• Integration of network elements reduces latency significantly
• Difficulties to respond adequately to changing capacity needs ➢ *Impact: In-building coverage, Time to market*	• Adding BSR requires minimal network reconfiguration and expenses • Pico/Microcell format relieves strain on macro network
• High Opex/Capex ➢ *Impact: High backhaul & maintenance costs. High RNC equipment costs*	• Eliminates network elements • Uses lower cost backhaul (i.e. xDSL or Ethernet)
• Uncertain Data Value Proposition ➢ *Impact: Operator Profitability*	• Optimized for delivery of IMS-based applications

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Operating in a 3G World Lucent makes the most of 3G - delivering high capacity and fast data rates that power IMS EV-DO Rev A HSDPA Realizes the vision of UMTS as a high-speed, high-capacity mobile system Lucent has delivered the world's first two HSDPA networks As a spread-spectrum technology, inherently supports Lucent's IMS solution WiFi ~ WiMax WiMax offers the ability to utilize very high throughput data where spectrum is available Lucent frees WiFi from the leash of an access point by providing a handoff to a macro-network Gracefully evolves the original spread-spectrum technology to 3G and all IP with SW and minimal HW Delivers low-cost voice as well as high-speed data Inherently supports Lucent's IMS solution Lucent's Bell Labs Continues To Deliver Innovation to Wireless Service Providers Enabling 3G and Beyond

Can leverage advanced all-IP architectures to further improve performance and deployment flexibility 1xEV-DO Rev A Benefits Improved support for real- time packet applications, including VoIP, Gaming, Push-to-Speak Enhanced capabilities to enable service flexibility and new revenue generating features Improved Forward Link Larger payloads drive data rates to 3.1Mbps Improved MAC Packet Division Multiplexing improves performance in good channel conditions New Channel enabling Increased Forward Throughput Improved Reverse Link Up to 1.8 Mbps data rate Throughput and latency gains with hybrid ARQ Improved MAC Layers on RL QoS Inter-User - Priority by User Intra-User - Priority by Application Requirements for VoIP/PTT applications Broadcast/ Multicast (BC-MCS) Multimedia content to multiple users Higher Data Rates than Rev 0

Can leverage advanced all-IP architectures to improve performance and deployment flexibility UMTS/HSDPA (Rel. 5) Improved support for real- time packet applications, including Internet access, Email, etc. Enhanced capabilities to enable service flexibility and new revenue generating features An alternative HSPD choice Begin to deploy worldwide Fast 3G Forward Link Standard defined data rate up to 14Mbps Currently data rate up to 1.5Mbps Higher data rate not yet available due to handset complexity limitation Higher data rate support expected once the technology mature and cost of the handset decline Reverse Link Speeds Up to 256 kbps data rate Soft hand Off Initial Coverage May Be Limited 1xEVDO deployment reuse 3G1x voice BTS UMTS deployment needs new BTS and cannot reuse GSM BTS

Cindy Christy President, Network Solutions Group

Riverstone Asset Purchase Enhances our ability to deliver large-scale, carrier Ethernet solutions for wireline and wireless networks Products complement Lucent's converged Ethernet and Optical solutions; Riverstone brings Carrier Ethernet router, Ethernet access router, suite of next-generation software products Riverstone's Ethernet platforms augment Lucent's industry-leading IMS solution Helps operators leverage end-to-end, Ethernet-based architectures Delivers business/residential "triple play" services at lower cost and superior QoS, performance and reliability *According to Infonetics Research Statistics End-to-End Converged Ethernet/Optical Solutions Address a TAM Estimated at More Than $7 Billion by 2008*

Key Takeaways Lucent and Alcatel Right Time, Right Solutions, Right Companies Achieving Significant Synergies and Enhancing Financial Position Common Vision and Innovation Culture Internet, Media, and Telecom providers are competing to deliver a seamless end-user experience Users want personal utility and productivity through anytime, anywhere access to personalized, content rich, secure blended multimedia services Lucent's enhancements to IMS and innovations in "Flat IP" intelligent access networks is fundamental to redefining the end user experience Lucent's Bell Labs Continues To Deliver Innovation to Wireless Service Providers Enabling 3G and Beyond

QUESTIONS

Forward-Looking Statement Disclosure SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION This presentation contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this presentation, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10. Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500. Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.